SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         APRIL 15, 1996
                                                 -------------------------------



                           SMITH BARNEY HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-12484                      06-1274088
- ----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



                    388 GREENWICH STREET, NEW YORK, NY  10013
- --------------------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



                                 (212) 816-6000
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




                                Page 1 of 4 pages

                  No exhibits are being filed with this report.

                           SMITH BARNEY HOLDINGS INC.

                           CURRENT REPORT ON FORM 8-K



ITEM 5.  OTHER EVENTS
         ------------



RESULTS OF OPERATIONS
- ---------------------

(Preliminary and Unaudited)



This report summarizes the results of operations of Smith Barney Holdings Inc.

(the "Company") for the three-month period ended March 31, 1996 and 1995 and provides certain additional financial information.




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

                           SMITH BARNEY HOLDINGS INC.

                             SELECTED FINANCIAL DATA

                           (PRELIMINARY AND UNAUDITED)

                                  (IN MILLIONS)


                                                           March 31,
                                                    ---------------------
                                                        1996         1995
                                                    --------      -------

Total assets                                        $ 44,962      $41,553

Total debt obligations                              $  5,048      $ 3,868

Total stockholder's equity                          $  2,474      $ 2,365

Assets managed                                      $102,201      $82,076


                                                                Three
                                                             months ended
                                                               March 31
                                                           ---------------
                                                             1996     1995
                                                           ------   ------
Revenues:

  Commissions                                              $  605   $  448
  Principal trading                                           283      282
  Investment banking                                          273      116
  Asset management fees                                       317      237
  Other                                                        27       28
                                                           ------   ------

    Total non-interest revenues                             1,505    1,111
                                                           ------   ------

  Interest and dividends                                      445      407
  Interest expense                                            350      315
                                                           ------   ------

    Net interest and dividends                                 95       92
                                                           ------   ------

    Net revenues                                            1,600    1,203
                                                           ------   ------

Expenses excluding interest:

  Employee compensation and benefits                          913      742
  Communications, occupancy and equipment                     139      146
  Other expenses                                              182      140
                                                           ------   ------

    Total expenses, excluding interest                      1,234    1,028
                                                           ------   ------

    Income before provision for
      income taxes                                            366      175

Provision for income taxes                                    143       76
                                                           ------   ------

    Net income                                             $  223   $   99
                                                           ======   ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.




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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 15, 1996                    SMITH BARNEY HOLDINGS INC.



                                        By:    /s/Michael J. Day
                                             -----------------------------------
                                               Michael J. Day
                                               Vice President and Controller




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